UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2024

Sunrun Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37511	26-2841711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Bush Street, Suite 1400

San Francisco, California 94104

(Address of principal executive offices, including zip code)

(415) 580-6900

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RUN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2024, the board of directors (the “Board”) of Sunrun Inc. (the “Company”) appointed Paul Dickson, the Company’s current Chief Revenue Officer, to the additional role of President of the Company, effective immediately. Upon appointment, Mr. Dickson’s title became President and Chief Revenue Officer of the Company.

In connection with Mr. Dickson’s appointment as President and Chief Revenue Officer, he will receive an annual base salary of $600,000 and will be eligible for a target bonus that is 100% of his annual base salary.

Mr. Dickson has served as the Company’s Chief Revenue Officer since January 2022. Prior to that, he served as the Company’s Senior Vice President. Mr. Dickson served as Chief Revenue Officer at Vivint Solar, Inc. (“Vivint”) from September 2016 until he joined the Company in October 2020 via the Company’s acquisition of Vivint. Prior to his role as Chief Revenue Officer, he served as Vivint’s Senior Vice President of Operations from November 2013 to September 2016, and as Vivint’s Vice President of Finance and Capital Markets from May 2011 to November 2013. Prior to joining Vivint’s founding team, Mr. Dickson served as the Director of Smart Grid and Energy Management for Vivint, Inc. from December 2010 to May 2011. From May 2007 to December 2010, Mr. Dickson co-founded and served as President and Chief Executive Officer of Meter Solutions Pros, LLC, an energy management and smart-grid business acquired by Vivint, Inc. Mr. Dickson, age thirty-eight, holds a B.A. in communications from Brigham Young University.

Mr. Dickson’s employment is at-will. There are no arrangements or understandings between Mr. Dickson and any other persons pursuant to which Mr. Dickson was appointed as President of the Company. There are no family relationships between Mr. Dickson and any director or executive officer of the Company and he has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRUN INC.

By:	/s/ Jeanna Steele
Jeanna Steele
Chief Legal Officer and Chief People Officer

Date: April 15, 2024